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  CUSIP NO. 23333L 10 3          SCHEDULE 13D
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                                   Exhibit 1
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                              MANAGING MEMBER OF

                         PROACTIVE FINANCE GROUP, LLC



                                  PRINCIPAL OCCUPATION
       MANAGERS                       OR EMPLOYMENT                CITIZENSHIP
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     Anthony Mariotti                Managing Member              United States